SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                   HUMAN PHEROMONE SCIENCES, INC. CORPORATION
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                   HUMAN PHEROMONE SCIENCES, INC. CORPORATION

                    Notice of Annual Meeting of Shareholders
                            to be held July 13, 1999

                      ------------------------------------

To the Shareholders of Human Pheromone Sciences, Inc.:

         The annual meeting of shareholders (the "Annual Meeting") of Human Pheromone Sciences, Inc. (the "Company") will be held at the Sheraton Palo Alto-Stanford, 625 El Camino Real, Palo Alto, California, on July 13, 1999, at 10:00 am. local time, for the following purposes:

         (1)      To elect five  Directors  to hold office until the next Annual
                  Meeting;

         (2) To approve Amended and Restated Articles of Incorporation to consolidate all provisions of the Company's Articles of Incorporation into a single instrument; and

         (3) To act upon such other business as may properly come before the meeting.

         These items of business are more fully described in the Proxy Statement accompanying this notice.

         Only shareholders of record at the close of business on June 11, 1999, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

         All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if the shareholder has returned a proxy.


                            BY ORDER OF THE BOARD OF DIRECTORS


                                   Julian N. Stern, Secretary


Fremont, California
June 15, 1999


================================================================================
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.
================================================================================

                         HUMAN PHEROMONE SCIENCES, INC.
                               4034 Clipper Court
                            Fremont, California 94538
                            Telephone: (510) 226-6874

                          -----------------------------

                                 PROXY STATEMENT

                          -----------------------------

INFORMATION CONCERNING SOLICITATION AND VOTING

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Human Pheromone Sciences, Inc., a California corporation (the "Company"). The proxy is solicited for use at the annual meeting of shareholders (the "Annual Meeting") to be held at 10:00 a.m. local time on July 13,1999, at the Sheraton Palo Alto-Stanford, 625 El Camino Real, Palo Alto, California.

Record Date and Shares Outstanding

         Only shareholders of record at the close of business on June 11, 1999, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on that date, the Company had outstanding 3,429,839 shares of common stock and 1,445,716 shares of preferred stock. Holders of a majority of the outstanding shares of common and the outstanding shares of preferred stock of the Company, either present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Revocability of Proxies

         Any shareholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or at the Annual Meeting if the shareholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

Voting and Solicitation

         On all matters that come before the Annual Meeting, holders of the Series BB Preferred Stock are entitled to 33 votes for each share of held; all other shareholders are entitled to one vote for each share held. In the election of Directors, the holders of Series AA Preferred Stock are entitled to elect one director, and the remaining four directors are elected by all shareholders voting together as a single class. Mr. Kaufman has been nominated for election by the holders of the Series AA Preferred Stock, and the other four nominees have been nominated for election by all shareholders.

         A shareholder has the right to request cumulative voting for the election of directors by giving notice of such shareholder's intention to cumulate votes at the meeting prior to the voting. Cumulative voting allows a shareholder to cast that number of votes which equals the number of directors to be elected multiplied by the number of votes the Shares held by such shareholder are entitled to and to distribute those votes among the nominees as the shareholder may choose. However, no shareholder shall be entitled to vote for more than one candidate to be elected by the Series AA Preferred Stock or more than four candidates to be elected by all the shareholders, and votes may not be cast in favor of a candidate unless the candidate's name has been placed in nomination prior to the voting. In the election of Directors, the candidate receiving the highest number of affirmative votes of the Series AA Preferred Stock and the four other candidates receiving the highest number of affirmative votes of all shares represented and voting at the Annual Meeting will be elected directors.

         Abstentions and broker non-votes will be counted in determining whether a quorum is present at the Annual Meeting. Generally, abstentions are counted as votes against a proposal for purpose of determining whether or not a proposal has been approved, whereas broker non-votes are not counted for such purpose. However, since Proposal 2 requires the affirmative vote of a majority of the outstanding shares of common stock and preferred stock, voting separately, a broker non-vote will have the effect of a vote against Proposal 2.

         The Company will bear the entire cost of solicitation, including preparation, assembling and mailing this proxy statement, the proxies and any additional material, which may be furnished to shareholders. The Company will, upon request, reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose accounts they hold shares of common stock. The original solicitation of proxies by mail may be supplemented by telephone, telegram and/or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for such services.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The  following  table  sets forth  certain  information  regarding  the beneficial  ownership of the  Company's  Common Stock as of May 31, 1999 by: (i)
each person who is known by the Company to own beneficially  more than 5% of the outstanding  shares  of  Common  Stock;  (ii)  each of the  Company's  executive officers named in the Summary  Compensation  Table;  (iii) each of the Company's directors;  and (iv) by all directors and executive officers as a group.  Except as otherwise  indicated,  the Company believes that the beneficial owners of the securities  listed below,  based on information  furnished by such owners,  have sole investment and voting power with respect to the Common Stock shown as being beneficially owned by them:

Directors, Nominees, Officers And 5% Stockholders                    Shares Beneficially Owned(1)     Percent Of Class(1)(2)
-------------------------------------------------                    ----------------------------     ----------------------
William P. Horgan(3)                                                             114,400                      3.2

Michael V. Stern                                                                  65,780                      1.9

Bernard I. Grosser, M.D.(4)                                                       52,239                      1.5

Helen C. Leong(5)                                                                 76,375                      2.2

Michael D. Kaufman(6)                                                            365,388                    10.6

Robert Marx(7)                                                                    54,408                      1.6

Maxine C. Harmatta                                                                    --                       --

All executive officers and directors as a group (7 persons)(8)                   728,590                     20.1


(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of Shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 12, 1999 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

(2) Percentage of beneficial ownership is based on 3,429,839 shares of Common Stock outstanding as of May 31, 1999.

(3)  Includes 106,667 shares issuable on exercise of outstanding options.

                                      -3-



(4)  Includes 24,722 shares issuable on exercise of outstanding options.

(5)  Includes 24,722 shares issuable on exercise of outstanding options.

(6) Includes 353,999 shares held in the name of partnerships and 34,166 shares issuable on exercise of outstanding options.

(7)  Includes 21,389 shares issuable on exercise of outstanding options.

(8)  Includes 188,888 shares issuable on exercise of outstanding options.

PROPOSAL 1 -- ELECTION OF DIRECTORS

         Each of the five directors to be elected will hold office until the next annual meeting of the shareholders or until a successor shall be elected and qualified. The following individuals are proposed for election:


Name                         Age      Principal Occupation
----                         ---      --------------------
William P. Horgan*           51       Chairman of the Board of Directors,  Chief
                                      Executive Officer and Director

Bernard I. Grosser, MD*      69       Director

Michael D. Kaufman**         58       Director

Helen C. Leong*              71       Director

Robert Marx*                 68       Director

--------------------
*    Nominated for election by all shareholders.
**   Nominated for election by the holders of the Series AA Preferred Stock.


         William P. Horgan was appointed to the newly created post of Chairman of the Board in November 1996 after serving as President, Chief Executive Officer and Director since January 1994, when he joined the Company. From May 1992 to January 1994, he served as Chief Financial and Administrative Officer of Geobiotics, Inc., a biotechnology-based development stage company, and from January 1990 to May 1992, was employed by E.S. Jacobs and Company as Senior Vice President of Worlds of Wonder, Inc.

         Bernard I. Grosser, MD has served as a Director since March 1992. Dr. Grosser is Chairman of the Department of Psychiatry at the University of Utah and has served in that capacity since 1982. Dr. Grosser has conducted extensive research related to hormonal target areas of the brain.

         Michael D. Kaufman, a Director since August 1997, is Managing General Partner of MK Global Ventures, a firm he founded in 1987. Prior to 1987, Mr. Kaufman spent six years as a General Partner of Oak Investment Partners, where he was involved in the formation of numerous technology companies and served as founding investor and director of Businessland, Davox, Katun, Easel, Ekco, Interlan and Ziyad, among others. Prior to becoming a Partner of Oak Investment Partners, Mr. Kaufman was President and COO of Centronics Data Corporation, a $150 million NYSE-listed manufacturer of computer-related printing devices.

         Helen C. Leong has served as a Director since April 1993. Mrs. Leong is and has been for more than five years the managing partner of Leong Ventures, which makes investments in the areas of biogenetics and health-oriented technologies. She is a general partner of CLW Associates, which specializes in real estate and start-up businesses in consumer fields. Mrs. Leong is also a founder of Mid-Peninsula Bank of Palo Alto where she has served as a director since 1988.

         Robert Marx has served as a Director since October 1994. Mr. Marx was the founder and Co-Chief Executive Officer of Gildamarx Incorporated, a firm specializing in designing and manufacturing exercise apparel and products for active lifestyles from 1979 until the sale of the company in 1996. He is a member of the Executive Committee of the Sports Apparel Products Council and the Board of Directors of the California Manufacturers Association.

         There are no family relationships between directors or executive officers of the Company.

Required Vote

         The nominee receiving the highest number of affirmative votes of the Series AA Preferred Stock and the four other nominees receiving the highest number of affirmative votes of all shares present or represented and entitled to be voted for them will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES.

Board Compensation

         Directors currently are not compensated for attending Board meetings, but are reimbursed for their reasonable expenses incurred in attendance. The Company's Non-Employee Directors' Stock Option Plan (the "Directors' Plan") provides for the automatic grant of 8,333 shares of common stock if a person who is neither an officer nor an employee of the Company and who has not previously been a member of the Board is elected or appointed director. Each such option will become exercisable at the rate of one-twelfth of the number of shares covered by the option each month following the grant date, so long as the individual is serving as a director, with full vesting over one year. In addition, in June of each year, the Company is required to grant to each non-employee director a 10-year Non-Qualified Option to purchase 3,333 shares of the Company's common stock at an exercise price equal to the fair market value of common stock on the date of the grant. These options will vest one-twelfth per month after the date of grant, as long as the individual is serving as a director, with full vesting over one year. The exercise price of all options granted pursuant to the Directors' Plan is the fair market value of the Company's common stock at the time of grant. A total of 148,333 shares are reserved for issuance under the Directors' Plan.

Board Meetings and Committees of the Board

         The  Board  of  Directors  met  five  times  in  1998.   Each  director
participated in at least 75% of the meetings of the Board.

         The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee.

         The Audit Committee of the Board of Directors, whose members are Mrs. Leong, Dr. Grosser, and Mr. Marx, held one meeting during 1998, with all director members in attendance at such meeting. The Audit Committee's purpose is to consult with the Company's independent auditors concerning their audit plans, the results of the audit, the Company's accounting principles and the adequacy of the Company's general accounting controls.

         The Compensation and Stock Option Committee of the Board of Directors, whose members are Mrs. Leong and Dr. Grosser, held one meetings during 1998, with all director members in attendance at such meetings. The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for officers and other employees of the Company and administers various incentive compensation and benefit plans.


EXECUTIVE COMPENSATION

         The following table sets forth the total compensation for 1998, 1997 and 1996 of the Chief Executive Officer and each of the other executive officers of the Company whose total salary and bonus for 1998 exceeded $100,000 (the "Named Officers").

                                                     SUMMARY COMPENSATION TABLE

                                                                                                                 Long-Term
                                                                                                                Compensation
                                                                                                                    Award
                                                                         Annual Compensation                ------------------------
                                                                ---------------------------------------           Securities
       Name and Principal Position                              Year           Salary             Bonus     Underlying Options(#)(2)
       ---------------------------                              ----           ------             -----     ------------------------
William P. Horgan                                               1998          $193,000              --                --
Chairman  of the Board and Chief  Executive                     1997          $193,000              --                --
Officer                                                         1996          $185,000          $ 55,000           100,000

Michael P. Stern                                                1998          $143,400              --                --
President (Resigned 9/30/98)                                    1997          $143,400              --                --
                                                                1996          $134,000          $ 40,200           150,000

Maxine C. Harmatta                                              1998          $106,650              --                --
Vice President (Resigned 8/31/98)                               1997          $118,000              --                --
                                                                1996          $110,000          $ 31,850           125,000


Option Grants in Last Fiscal Year

         There were no option grants in 1998 to the Named Officers and none of the Named Officers acquired any shares on exercise of options in 1998.

Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values

         The following table sets forth certain information concerning the number of unexercised options held as of December 31, 1998 by the Named Officers.

                           Number of Securities             Value of Unexercised
                         Underlying Unexercised          In-the-Money Options at
                        Options at December 31, 1998         December 31, 1998
                              Exercisable/                      Exercisable/
Name                       Unexercisable(#)(2)              Unexercisable($)(1)
----                       -------------------            ----------------------
William P. Horgan            316,874/53,126                        -/-
Michael V. Stern                   -/-                             -/-
Maxine C. Harmatta                 -/-                             -/-

-------------
(1) Assuming a stock price of $.97 per share, which was the closing price of a Share of Common Stock reported on the NASDAQ National Market on December 31, 1998.

(2) The number of options are reported prior to the one for three reverse stock split effective April 14, 1999, post-split amounts are one third of these pre-split amounts.

CERTAIN RELATIONSHIPSS AND RELATED TRANSACTIONS

         In 1991, the Company transferred to Pherin Corporation ("Pherin"), a newly formed California corporation, all of the Company's rights to its human pheromone technology for use other than in the consumer products field, together with $2 million in cash, in exchange for all of the stock of Pherin. Upon approval by its shareholders at the Annual Meeting, held in August 1991, the Company distributed to its shareholders all of the stock of Pherin. Certain stockholders identified under "Principal Stockholders" above are also stockholders of Pherin.

         HPSI and Pherin are parties to an agreement, pursuant to which Pherin will supply HPSI with its reasonable requirements of human pheromones and to make available to HPSI the basic manufacturing technology. Under the agreement, payments to Pherin in 1998 totaled $303,625. After January 31, 1996, rather than supply human pheromones to HPSI, Pherin may instead elect to provide to the Company all manufacturing technology in its possession that it has not previously supplied to HPSI. Through 1998 only small quantities of human pheromones, which could be produced in a laboratory environment, were required for its fragrance and ancillary products. As a result of the initial third party supply agreement entered into in December 1998, the Company requires significantly more production of the synthesized human pheromones than were needed in the past. In January 1999, HPSI and Pherin contracted with two independent laboratories to manufacture kilogram quantities of the synthesized human pheromones under the direction of scientists working on behalf of the Company and Pherin. HPSI has received the initial quantities from these independent laboratories. The Company and Pherin have agreed to the terms of a new research and development agreement, and a supply agreement effective April 1, 1999.


SECTION 16(a) BENEFICIAL OWNERSHIP

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the company's directors and executive officers, and persons who own more than 10% of the outstanding shares of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership (Form
3) and changes in ownership of such stock (Forms 4 and 5).

         To the Company's knowledge, based solely upon review of the copies of such reports and certain representations furnished to it, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 1998.

PROPOSAL 2 -- APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

Introduction

         The Board of Directors has approved, and the shareholders of the Company are now being asked to approve, Amended and Restated Articles of Incorporation (the "Restated Articles") to consolidate all provisions of the Company's Articles of Incorporation into a single instrument. Currently, provisions of the Articles of Incorporation are contained in a number of documents, and certain provisions of the Company's Articles of Incorporation, such as those relating to previously converted shares of preferred stock no longer outstanding, are no longer operative. The Restated Articles will become effective, only if they are approved by the shareholders of the Company, on filing of the Restated Articles with the Secretary of State of the State of California. The text of the Restated Articles is attached to this Proxy Statement as Appendix A.

Purpose of the Proposal

         The Company's Articles of Incorporation were originally filed with the Secretary of State of California in June 1992. Three series of preferred stock authorized by those Articles of Incorporation automatically converted into common stock following the Company's initial public offering, leaving 1,500,000 authorized but undesignated shares of preferred stock. In August 1997, the Company filed a Certificate of Determination of Preferences, approved by the Board of Directors in accordance with the Articles of Incorporation, establishing the rights and preferences of 1,433,333 shares of Series AA Preferred Stock. Following shareholder approval, in June 1998 the Company amended its Articles of Incorporation changing the name of the Company to "Human Pheromone Sciences, Inc." In December 1998, the Company also filed a Certificate of Determination of Preferences, approved by the Board of Directors and the holders of the Series AA Preferred Stock in accordance with the Articles of Incorporation, establishing the rights and preferences of its Series BB Preferred Stock, which was amended in April 1999 to increase the number of shares of Series BB Preferred Stock to 20,000. Finally, in April 1999, the Articles of Incorporation were amended, following shareholder approval, to effect a one for three reverse stock split of the Company's common stock.

         The approval of the Restated Articles is not intended to effect any substantive changes to the Company's Articles of Incorporation. Instead, the Restated Articles will incorporate all previously approved and filed amendments and certificates of determination in one instrument. The Restated Articles will also eliminate provisions in the Articles of Incorporation which relate to the previously authorized Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock which are no longer outstanding. These shares of preferred stock previously converted into common stock and, pursuant to the Company's Articles of Incorporation, have been eliminated from the shares which the Company is authorized to issue. If approved by the shareholders, the Restated Articles will provide for 40,000,000 shares of common stock and 1,500,000 shares of preferred stock, of which 1,433,333 shares will be designated Series AA Preferred Stock and 20,000 shares will be designated Series BB Preferred Stock.

         As of May 31, 1999, the Company had authorized 40,000,000 shares of common stock, of which 3,429,839 were issued and outstanding, and 1,500,000 shares of preferred stock, of which 1,433,333 were designated as Series AA Preferred Stock, all of which were outstanding, and 20,000 were designated as Series BB Preferred Stock, 12,383 of which were outstanding. As of May 31, 1999, an aggregate of 581,495 shares of common stock were reserved for issuance under the Company's Stock Option Plans, or for exercise of option issued under such Plans, and 890,544 shares of common stock had been reserved for issuance on conversion of outstanding preferred stock.

         The following is a general description of the rights and privileges of the Company's common stock and preferred stock under the Company's current Articles of Incorporation and the Restated Articles for which shareholder approval is sought. The holders of common stock have one vote per share on all matters submitted to a vote of stockholders, except the shareholders have cumulative voting rights in the election of directors as discussed above. The holders of common stock have the right to receive dividends when, as and if declared by the

Board and there are sufficient funds to legally pay dividends, subject to the rights of the holders of any outstanding preferred stock to receive preferential dividends. Upon the liquidation of the Company, holders of common stock would share ratably in any assets available for distribution to shareholders after payment of all obligations of the Company and the aggregate liquidation preference (including accrued and unpaid dividends) of any outstanding preferred stock. The common stock is not redeemable and has no preemptive, subscription or conversion rights.

         The Company's outstanding shares of Series AA Preferred Stock are entitled to one vote per share and are entitled to elect one director. The outstanding shares of Series BB Preferred Stock are entitled to 33 votes per share and, together with the Series AA Preferred Stock vote with the holders of common stock for the election of all other directors. The outstanding preferred stock is also entitled to a preference over common stock with respect to dividends and liquidation preference. The outstanding preferred stock is convertible into common stock with each share of Series AA Preferred Stock convertible into 1/3 of a share of common stock and each share of Series BB convertible into 33.33 shares of common stock. The outstanding preferred stock is not redeemable and has no preemptive or subscription rights.

         The authorized unissued preferred stock is available for issuance from time to time at the discretion of the Board without stockholder approval other than by the outstanding shares of preferred stock. The Board has authority to prescribe for each series of preferred stock it established the number of shares in that series, the dividend rate, and the voting rights, conversion privileges, redemption, and liquidation rights, if any, and any other rights, preferences, qualifications and limitations of the particular series. The issuance of preferred stock could decrease the amount of earnings and assets available for distribution to the holders of common stock or adversely affect the rights and powers, including voting rights, of the holders of common stock.

Required Vote

         Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding shares of common stock and a majority of the outstanding shares of preferred stock, each voting as a separate class. Consequently, abstention and non-votes will have the effect of a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDED AND RESTATED ARTICLES OF INCORPORATION.


OTHER BUSINESS

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


SHAREHOLDER PROPOSAL

         Under the rules of the Securities and Exchange Commission, shareholders who wish to submit proposals for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 2000 must submit such proposals so as to be received by the Company at 4034 Clipper Court, Fremont, California 94538, on or before February 19, 2000.


                       BY ORDER OF THE BOARD OF DIRECTORS


                                 Julian N. Stern, Secretary


Fremont, California
June 15, 1999

                                    IMPORTANT

         You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are earnestly requested to sign and return the accompanying proxy in the enclosed envelope.

                                   APPENDIX A

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                         HUMAN PHEROMONE SCIENCES, INC.

     William P. Horgan and Greg Fredrick certify that:

     1.  They  are  the  Chief  Executive   Officer  and  Assistant   Secretary,
respectively, of Human Pheromone Sciences, Inc., a California corporation.

     2. The Articles of Incorporation of this corporation are amended and restated to read as follows:

     Article I. Name. The name of this corporation is HUMAN PHEROMONE SCIENCES, INC.

     Article II. Purposes. The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the general corporation law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

     Article III. Authorized Capital Stock. This corporation is authorized to issue two classes of stock to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of Common Stock that this corporation is authorized to issue is 40,000,000. The total number of shares of Preferred Stock that this corporation is authorized to issue is 1,500,000, of which 1,433,333 shares have been designated "Series AA Preferred Stock" and 20,000 shares have been designated "Series BB Preferred Stock".

         The remaining authorized but undesignated shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of this corporation is hereby authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock not designated herein, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any such series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

         The rights, preferences, privileges and restrictions relating to the Common Stock, Series AA Preferred Stock and Series BB Preferred Stock are as follows:

         Section 1. General Definitions. For purposes of this Article III of the Articles of Incorporation, the following definitions shall apply:

         (a) "Series AA Preferred" shall refer to the Series AA Preferred Stock.

         (b) "Series BB Preferred" shall refer to the Series BB Preferred Stock.

         (c) "Common" shall refer to the Common Stock.

         (d) "Original Issue Date" shall mean the date on which a share of Series AA Preferred or Series BB Preferred is first issued.

         (e) "Series AA Original Issue Price" shall equal $1.50 per share.

         (f) "Series BB Original Issue Price" shall equal $100.00 per share.

         (g) "Board" shall mean the Board of Directors of this corporation.

         (h) "Preferred" shall mean the Series AA Preferred, the Series BB Preferred and any other series of Preferred Stock authorized to be issued.

         Section 2. Dividend Rights.

         (a) Dividend Rights of Preferred. The holders of Series AA Preferred shall be entitled to receive, out of any funds legally available therefor, non-cumulative dividends in an amount equal to $0.12 per annum for each share of Series AA Preferred held by them, payable in preference and priority to any payment of any dividend on any Series BB Preferred or Common. The holders of Series BB Preferred shall be entitled to receive, out of any funds legally available therefor, non-cumulative dividends in an amount equal to $8.00 per annum for each share of Series BB Preferred held by them, after payment in full of any preferential dividends payable on the Series AA Preferred and in preference and priority to any payment of any dividend on any Common. No dividends (other than those payable solely in the Common of this corporation) shall be payable on any Common during any fiscal year of this Corporation until dividends in the full respective preferential amount per share set forth above shall have been paid or declared and set apart for payment to the Series AA Preferred and the Series BB

Preferred during that fiscal year and no dividend in excess of the preferential amount payable to the Series AA Preferred or the BB Preferred, respectively (calculated on an as if converted to Common basis) shall be paid on any shares of Common unless an equal dividend per share has first been paid to the holders of the Series AA Preferred and the Series BB Preferred (calculated on an as if converted to Common basis). The right to such dividends on shares of Series AA Preferred and Series BB Preferred shall be non-cumulative and no right shall accrue to holders of Series AA Preferred and Series BB Preferred by reason of the fact that dividends on such shares are not declared or paid in any prior year.

         (b) Dividend Rights of Common. At any time after the full preferential dividend per share on Preferred shall have been declared and paid or set apart for payment in accordance with the provisions of Section 2(a), dividends may be paid on the outstanding Common out of any funds legally available therefor. The holders of Preferred shall not be entitled to participate in any dividends other than as provided in Section 2(a).

         Section 3. Liquidation Rights.

         (a) Liquidation Preference of Series AA Preferred. In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, each holder of Series AA Preferred shall be entitled to receive, prior to and in preference to any distribution of any of the assets or surplus funds of this Corporation, an amount per share equal to the sum of $1.50 per share of Series AA Preferred plus all declared and unpaid dividends, if any. Such amounts shall be paid to the holders of the Series AA Preferred prior to any payments to the holders of any other series of Preferred Stock pursuant to
Article III, Section 3 of this Corporation's Amended and Restated Articles of Incorporation.

         If upon the occurrence of such event, the assets and funds available to be distributed among the holders of the Series AA Preferred shall be insufficient to permit the payment to such holders of the full preferential amounts, then the entire assets and funds of this Corporation legally available for distribution shall be distributed ratably among the holders of Series AA Preferred. The Series AA Preferred shall not be entitled to participate in any amounts distributed in liquidation other than as provided in this Section 3(b).

         (b) Liquidation Preference of Series BB Preferred. In the event of any liquidation, dissolution or winding up of this Corporation, either voluntary or involuntary, each holder of Series BB Preferred shall be entitled to receive, an amount per share equal to the sum of $100.00 per share of Series BB Preferred plus all declared and unpaid dividends, if any, after payment in full of the liquidation preference of the Series AA

Preferred and prior to and in preference to any distribution of any of the assets or surplus funds of this Corporation to the Common. Such amounts shall be paid, after payment in full to the holders of the Series AA Preferred, to the holders of the Series BB Preferred prior to any payments to the holders of any other series of Preferred Stock pursuant to Article III, Section 3 of this Corporation's Amended and Restated Articles of Incorporation.

         If upon the occurrence of such event, the assets and funds available to be distributed among the holders of the Series BB Preferred shall be insufficient to permit the payment to such holders of the full preferential amount, then the entire assets and funds of this Corporation legally available for distribution to the Series BB Preferred after payment in full to the Series AA Preferred shall be distributed ratably among the holders of the Series BB Preferred. The Series BB Preferred shall not be entitled to participate in any amounts distributed in liquidation other than as provided in this Section 3(b).

         (c) Liquidation Rights of Common. After payment has been made to the holders of the Preferred of the full amount to which they shall be entitled as provided in Sections 3(a) and 3(b), the remaining assets of the corporation available for distribution to shareholders shall be distributed among the holders of Common, pro rata, based on the number of shares of Common held by each such holder.

         (d) Merger or Sale of Assets Deemed a Liquidation. A consolidation or merger of this Corporation with or into any other corporation or any other entity or person, or any other corporate reorganization, following which the shareholders of this corporation hold less than 50% of the voting equity securities of the continuing or surviving entity, or a sale of all or substantially all of the assets of this Corporation, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 3.

         Section 4. Voting Rights.

         (a) The holder of each share of Common shall be entitled to one vote for each share held and the holder of each share of Preferred shall be entitled to the number of votes equal to the number of shares of Common into which such shares of Preferred could be converted. Except as specifically provided herein or as otherwise provided by law, the holders of Common and Preferred shall have equal voting rights and powers (voting together as a single class) and shall be entitled to notice of any shareholders' meetings in accordance with the bylaws of this Corporation. Fractional votes, shall not, however, be permitted and any fractional voting rights resulting from the above formula shall be rounded to the nearest whole number (with one half being rounded upward).

         (b) The holders of shares of Series AA Preferred voting as a class shall be entitled to elect one director, and the remaining directors shall be elected by the affirmative vote of the holders of the Common Stock and Preferred Stock voting together as one class. In the case of any vacancy in the office of a director elected by the Series AA Preferred, a successor shall be elected to hold office for the unexpired term of such director by the affirmative vote of a majority of the shares of the Series AA Preferred, given at a special meeting of such shareholders duly called or by an action by written consent for that purpose. Subject to Section 303 of the California Corporations Code, any director who shall have been elected by the Series AA Preferred may be removed during the aforesaid term of office, either for or without cause, by, and only by, the affirmative vote of the holders of a majority of the shares of the Series AA Preferred, given at a special meeting of such shareholders duly called or by an action by written consent for that purpose, and any such vacancy thereby created may, be filled by the vote of the holders of a majority of the shares of the Series AA Preferred represented at such meeting or in such consent.

         Section 5. Conversion. The holders of Preferred shall have conversion rights as follows (the "Conversion Rights"):

         (a) Right to Convert.

                  (i) Each share of Series AA Preferred and Series BB Preferred shall be convertible, at the option of the holder thereof at any time after the Original Issue Date of such share, into such number of fully paid and nonassessable shares of Common as is determined by dividing the Series AA Original Issue Price or the Series BB Original Issue Price, as the case may be (as adjusted pursuant to Section 5(a)(ii) or (iii) below) by the then applicable Series AA Conversion Price or Series BB Conversion Price, respectively, determined as hereinafter provided, in effect at the time of conversion. The price at which shares of Common shall be deliverable upon conversion of the Series AA Preferred (the "Series AA Conversion Price") shall initially be $4.50 per share of Common and the price at which shares of Common shall be deliverable upon conversion of the Series BB Preferred (the "Series BB Conversion Price") shall initially be $3.00 per share of Common. Such initial Series AA Conversion Price and initial Series BB Conversion Price shall be subject to adjustment as hereinafter provided.

                  (ii) In addition to any other adjustment provided for herein, the Series AA Original Issue Price shall be increased on each January 1, April 1, July 1 and October 1, beginning October 1, 1997, by an amount equal to $0.0225, such that the Series AA Original Issue Price shall increase by $0.09 per share each year.

                  (iii) In addition to any other adjustment provided for herein, the Series BB Original Issue Price shall be increased on each January 1, April 1, July 1 and

October 1, beginning April 1, 1999, by an amount equal to $2.00, such that the Series BB Original Issue Price shall increase by $8.00 per share each year.

         (b) Automatic Conversion.

                  (i) Each share of Series AA Preferred and Series BB Preferred shall automatically be converted into shares of Common at the then effective Conversion Price for such series of Preferred Stock (x) immediately after the closing bid price for the Common on the Nasdaq Stock Market exceeds $15.00 per share for a period of twelve consecutive weeks or (y) immediately after the Corporation reports earnings per Common share for any fiscal year of $1.50 or greater.

                  (ii) Each share of Series AA Preferred or Series BB Preferred shall automatically be converted into shares of Common at the then applicable Conversion Price for such series of Preferred Stock immediately upon the receipt by the corporation of a written request for such conversion duly executed by holders of at least sixty six and seven tenths percent (66.7%) of the then outstanding shares of Series AA Preferred or Series BB Preferred, respectively.

                  (iii) Each share of Series AA Preferred or Series BB Preferred shall automatically be converted into shares of Common at the then effective applicable Conversion Price for such series of Preferred Stock at such time as sixty six and seven tenths percent (66.7%) of the shares of Series AA Preferred or Series BB Preferred, respectively, ever outstanding have converted to Common.

         (c) Mechanics of Conversion.

                  (i) Before any holder of Preferred shall be entitled to convert the same into Common, the holder shall surrender the certificate or certificates representing the Preferred to be converted, duly endorsed for transfer, at the office of the corporation or of any transfer agent for Preferred, and shall give written notice to the corporation at such office that the holder elects to convert the same and shall state therein the name or names in which the holder wishes the certificate or certificates for shares of Common to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred, a certificate or certificates for the number of shares of Common to which the holder shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common pursuant to Section 5(l) hereunder and any declared but unpaid dividends on the converted Preferred to which the holder may be entitled. In the case of any conversion pursuant to Section 5(a), such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Preferred to be converted, and the person or persons entitled to receive the shares of Common issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common on such date.

                  (ii) In the case of any conversion pursuant to Section 5(b)(i), the conversion shall be deemed to have been made immediately after the event specified in clause (x) or (y) thereof, whichever shall first occur.
Written notice of such conversion shall be given by the corporation to the holders of Preferred within ten (10) days after the occurrence of such event. Following such notice, each holder of Preferred shall surrender the certificate or certificates representing such Preferred, duly endorsed for transfer, at the office of the corporation or any transfer agent for Preferred. The corporation shall as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred, a certificate or certificates for the number of shares of Common to which he or she shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as a result of a conversion into a fractional share of Common, and any declared but unpaid dividends on the converted Preferred. Such conversion shall be deemed to have been made immediately prior to the closing of such underwritten public offering of securities, and, notwithstanding that any certificate representing the Preferred shall not have been surrendered, each holder of such Preferred shall thereafter be treated for all purposes as the record holder of the number of shares of Common issuable to such holder upon such conversion.

                  (iii) In the case of any conversion pursuant to Sections 5(b)(ii) or 5(b)(iii), such conversion shall be deemed to have been made as of the date of receipt by the corporation of a written request for conversion duly executed by holders of at least sixty six and seven tenths percent (66.7%) of the then outstanding shares of Series AA Preferred or Series BB Preferred, respectively, or as of the date as of which sixty six and seven tenths percent (66.7%) of the shares of such series of Preferred ever outstanding has converted to Common. Written notice of such conversion shall be given by the corporation to the holders of Preferred within twenty (20) days following the date on which such conversion shall be deemed to have occurred. As promptly as possible after receipt of such notice, each holder of Preferred shall surrender the certificate or certificates representing such Preferred, duly endorsed for transfer, at the office of the corporation or any transfer agent for Preferred. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred, a certificate or certificates for the number of shares of Common to which the holder shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as a result of a conversion into a fractional share of Common, and any declared but unpaid dividends on the converted Preferred. Such conversion shall be deemed to have been made as of the date aforesaid and, notwithstanding that any certificate representing Preferred shall not have been surrendered, each holder of Preferred shall thereafter be treated for all purposes as the record holder of the number of shares of Common issued to such holder upon such conversion.

         (d) Adjustments to Conversion Price for Diluting Issues.

                  (i) Special Definitions. For purposes of this Section 5, the following definitions apply:

                           (A) "Options" shall mean rights, options, or warrants
to subscribe for, purchase or otherwise acquire either Common or Convertible Securities other than rights, options or warrants issued or issuable to members of the Board, officers, or employees of, or consultants to, the corporation pursuant to a stock, grant or option plan or other stock incentive program approved by the Board, but not exceeding the rights, options or warrants to subscribe for or purchase in the aggregate not more than [514,828] shares of Common, subject to adjustment for all subdivisions and combinations.

                           (B) "Convertible  Securities" shall mean any evidence
of indebtedness, shares (other than Common, Series AA Preferred, Series BB Preferred or other securities convertible into or exchangeable for Common.

                           (C)  "Additional  Shares of  Common"  shall  mean all
shares of Common issued (or, pursuant to section 5(d)(iii), deemed to be issued) by the corporation after the Original Issue Date, other than shares of Common issued or issuable:

                                    (1) upon  conversion  of shares of Series AA
Preferred or Series BB Preferred;

                                    (2) to directors,  officers or employees of,
or consultants to, the corporation pursuant to a stock, grant or option plan or other stock incentive program approved by the Board but not exceeding 581,495 shares of Common, subject to adjustment for all subdivisions, combinations and repurchases;

                                    (3) as a dividend or  distribution on Series
AA Preferred or Series BB Preferred; and

                                    (4) by way of dividend or other distribution
on shares of Common excluded from the definition of Additional Shares of Common by the foregoing clauses (1), (2), and (3) or this clause (4) or on shares of Common so excluded.

                  (ii) No Adjustment of Conversion Prices. No adjustment in the Conversion Price of a particular share of any series of Preferred shall be made in respect of the issuance of Additional Shares of Common unless the consideration per share for an

Additional Share of Common issued or deemed to be issued by the corporation is less than the Conversion Price of such series in effect on the date of, and immediately prior to such issue, for such share of Preferred.

                  (iii) Deemed Issuance of Additional Shares of Common.

                           (A) Options and Convertible Securities.  In the event
the corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5(d)(v) hereof) of such Additional Shares of Common would be less than the Conversion Price for the Preferred in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common are deemed to be issued:

                                    (1)   Except   as    provided   in   Section
5(d)(iii)(A)(2), no further adjustments in the Conversion Price for any series of Preferred shall be made upon the subsequent issue of Convertible Securities or shares of Common upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                    (2)   if   such   Options   or   Convertible
Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the corporation, or decrease in the number of shares of Common issuable, upon the exercise, conversion or exchange thereof, the Conversion Price for any series of Preferred computed upon the Original Issue Date thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Conversion Price for such series of the Preferred shall affect Common previously issued upon conversion of such series of Preferred); and

                                    (3)  no  readjustment  pursuant  to  Section
5(d)(iii)(A)(2) shall have the effect of increasing the Conversion Price for Preferred to an amount which exceeds the lower of (i) the Conversion Price for such Preferred on the original adjustment date, or (ii) the Conversion Price for such Preferred that would have resulted from any issuance of Additional Shares of Common between the original adjustment date and such readjustment date.

                           (B) Stock  Dividends and  Subdivisions.  In the event
that this corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend on the Common payable in Common, or effect a subdivision of the outstanding shares of Common into a greater number of shares of Common (by reclassification or otherwise than by payment of a dividend in Common), then and in any such event, Additional Shares of Common shall be deemed to have been issued:

                                    (1)  in  the  case  of  any  such  dividend,
immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or

                                    (2) in the case of any such subdivision,  at
the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

                  (iv)   Adjustment  of  Conversion   Prices  Upon  Issuance  of
Additional Shares of Common.

                           (A) In the event this Corporation shall, on or before
the date that is one year after the Original Issue Date, issue Additional Shares of Common (including Additional Shares of Common deemed to have been issued pursuant to Section 5(d)(iii)) without consideration or for a consideration per share less than the Conversion Price in effect on the date of or immediately prior to such issuance, then and in such event, such Conversion Price shall be reduced, concurrently with such issuance, to a price equal to the consideration per share for which such Additional Shares of Common were issued.

                           (B) In the event that this Corporation  shall,  after
the date that is one year following the Original Issue Date, issue Additional Shares of Common (including Additional Shares of Common deemed to be issued pursuant to Section 5(d)(iii)) without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issuance, then and in such event, such Conversion Price shall be reduced, concurrently with such issuance, to a price (calculated to the nearest cent) determined by multiplying such applicable Conversion Price by a fraction, the numerator of which shall be the number of shares of Common outstanding immediately prior to such issuance, plus the number of shares of Common that could be purchased for the aggregate consideration received by the Corporation for the Additional Shares of Common at the then existing Conversion Price, and the denominator of which shall be the number of shares of Common outstanding immediately prior to such issuance plus the number of such Additional Shares of Common so issued; provided, that for the purposes of this sentence, all shares of Common issuable upon conversion of outstanding Series AA Preferred or Series BB Preferred shall be deemed to be outstanding, and immediately after any Additional Shares of Common are deemed issued pursuant to Section 5(d)(iii), such Additional Shares of Common shall be deemed to be outstanding.

                  (v)  Determination  of  Consideration.  For  purposes  of this
Section 5(d), the consideration received by the corporation for the issuance of any Additional Shares of Common shall be computed as follows

                           (A) Cash and Property. Such consideration shall:

                                    (1)  insofar  as it  consists  of  cash,  be
computed at the aggregate amount of cash received by the corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                                    (2) insofar as it consists of property other
than cash, be computed at the fair market value thereof at the time of such issuance, as determined in good faith by the Board; and

                                    (3) in the event Additional Shares of Common
are issued together with other shares or securities or other assets of the corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in Sections 5(d)(v)(A)(1) and
(2), as determined in good faith by the Board.

                           (B)   Options   and   Convertible   Securities.   The
consideration per share received by the corporation for Additional Shares of Common deemed to have been issued pursuant to Section 5(d)(iii)(A), relating to Options and Convertible Securities shall be determined by dividing

                                    (1) the total  amount,  if any,  received or
receivable by the corporation as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                                    (2) the  maximum  number of shares of Common
(as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                           (C) Stock Dividends.  Any Additional Shares of Common
deemed to have been issued relating to stock dividends shall be deemed to have been issued for no consideration.

                  (vi) Adjustments for Combinations or Consolidation of Common. In the event the outstanding shares of Common shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common, the Conversion Price for each series of Preferred Stock then in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

         (e) Adjustments for Other Distributions. In the event the corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common entitled to receive any distribution payable in securities of the corporation other than Common, Options or Convertible Securities, then in each such event provision shall be made so that the holders of each series of Preferred shall receive upon conversion thereof, in addition to the number of shares of Common receivable thereupon, the amount of securities of the corporation which they would have received had their shares of such series of Preferred been converted into Common on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 5 with respect to the rights of the holders of such series of the Preferred.

         (f) Adjustments for Reorganization, Reclassification, Exchange and Substitution. If the shares of Common issuable upon conversion of any series of Preferred shall be changed into the same or a different number of shares of any other class or classes of stock or other securities or property, whether by reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), the Conversion Price for each series of Preferred Stock then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that each series of Preferred shall be convertible into, in lieu of the number of shares of Common which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock or other securities or property equivalent to the number of shares of Common that would have been subject to receipt by the holders upon conversion of such series of Preferred immediately before such event; and, in any such case, appropriate adjustment (as determined by the Board) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of such series of Preferred, to the end that the provisions set forth herein (including provisions with respect to change in and other adjustments of the Conversion Price for each series of Preferred Stock) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of such Preferred.

         (g) No Impairment. The corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred against impairment.

         (h) Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price for a series of Preferred Stock pursuant to this Section 5, the corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The corporation shall, upon the written request at any time of any holder of Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such applicable adjustments and readjustments, (ii) the applicable Conversion Price at the time in effect, and (iii) the number of shares of Common and the amount, if any, of other property which at the time would be received upon the conversion of such holder's shares of Preferred. Any certificate sent to the holders of Preferred pursuant to this Section 5(h) shall be signed by an officer of the corporation.

         (i) Notices of Record Date. In the event (i) of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any security or right convertible into or entitling the holder thereof to receive Common, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, (ii) the Corporation shall propose at any time to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock, or (iii) the Corporation shall propose at any time to merge with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up; then in connection with each such event, the Corporation shall mail to each holder of each series of Preferred at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right, and the amount and character of such dividend, distribution, security or right, or for the purpose of determining rights to vote in respect of the matters referred to in (ii) and (iii) above.

         (j) Issue Taxes. The corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common on conversion of shares of Preferred pursuant hereto; provided, however, that the corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

         (k) Reservation of Common Issuable Upon Conversion. The corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common, solely for the purpose of effecting the conversion of the shares of Preferred, such number of its shares of Common as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred; and if at any time the number of authorized but unissued shares of Common shall not be sufficient to effect the conversion of all the then outstanding shares of Preferred, the corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common to such number of shares as shall be sufficient for such purpose.

         (l) Fractional Shares. No fractional share shall be issued upon the conversion of any share or shares of Preferred. If the conversion would result in the issuance of a fraction of a share of Common, the corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the closing bid price for the Common on the Nasdaq Stock Market on the date of conversion.

         (m) Notices. Any notice required by the provisions of this Section 5 to be given to the holders of shares of Preferred shall be deemed given if delivered personally or deposited in the United States mail, first class postage prepaid, and addressed to each holder of record at his address appearing on the books of the corporation.

         Section 6. Certain Repurchases. Each holder of an outstanding share of Common or Preferred shall be deemed to have consented, for purposes of Sections 502, 503 and 506 of the California Corporations Code, to distributions made by the corporation in connection with the repurchase, at the initial purchase price thereof, or at such other price as may be approved by the Board, of shares of Common issued to or held by officers, directors, employees or consultants upon termination of their employment or services pursuant to agreements providing for the right of said repurchase between the corporation and such persons.

         Section 7. Restrictions and Limitations.

         (a) Reorganizations. In addition to any other rights provided by law, so long as at least sixty six and seven tenths percent (66.7%) of the issued shares of any series of Preferred are outstanding, the corporation shall not, without the vote or written consent by the holders of at least a majority of the then outstanding shares of Series AA Preferred and Series BB Preferred, each voting as a separate class, effect any sale or other conveyance of all or substantially all of the assets of the corporation or any of its subsidiaries, or any consolidation or merger involving the corporation or any of its subsidiaries if the corporation shall not be the continuing or surviving entity of such consolidation or merger, or any reclassification or other change of any stock, or any recapitalization, or any transaction or series of transactions in which more than fifty percent (50%) of the outstanding stock of the corporation is transferred.

         (b) Changes Affecting Preferred. In addition to any other rights provided by law, so long as at least sixty six and seven tenths percent (66.7%) of the issued shares of Series AA Preferred and Series BB Preferred are outstanding, the corporation shall not, without the vote or written consent by the holders of at least a majority of the then outstanding shares of Series AA Preferred and Series BB Preferred, each voting as a separate class:

                  (i) Increase or decrease (other than by conversion) the total number of authorized shares of Preferred Stock or any series of Preferred of the corporation; or

                  (ii) Amend or repeal any provision of, or add any provision to, its Articles of Incorporation or Bylaws if such action would alter or change any of the rights, preferences, privileges of, or limitations provided for herein for the benefit of, any shares of any series of Preferred; or

                  (iii) Authorize or issue, or obligate itself to issue, any other equity security senior to any series of Preferred as to dividend or redemption rights, liquidation preferences, conversion rights, voting rights or otherwise, or create any obligation or security convertible into or exchangeable for, or having any option rights to purchase, any such equity security which is senior to any series of Preferred; or

                  (iv) Reclassify any Common into shares having a preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of any series of Preferred; or

                  (v) Increase the size of the Board to greater than six members; or

                  (vi) Amend this Section 7(b).

         Section 8. No Reissuance of Preferred. No share or shares of Preferred acquired by the corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the corporation shall be authorized to issue.

         Section 9. No Preemptive Rights. No holder of Common or Preferred shall have any preemptive right to purchase and/or subscribe to any additional shares of any class of stock which may be issued at any time by this corporation.

     Article IV. Director Liability and Indemnification of Corporate Agents. The liability of the directors of this corporation for monetary damages shall be eliminated to the fullest extent permissible under California law. This corporation is also authorized to the fullest extent permissible under California Law, to indemnify its agents (as defined in Section 317 of the California Corporations Code), whether by bylaw, agreement or otherwise, for breach of duty to the corporation and its shareholders in excess of that expressly permitted by Section 317 and to advance defense expenses to its agents in connection with such matters as they are incurred, subject to limits on such excess indemnification set forth in Section 204 of the California Corporations Code. If, after the effective date of this Article IV, California Law is amended in a manner which permits a corporation to limit the monetary or other liability of its directors or to authorize indemnification of, or advancement of any such defense expenses to, its directors or other persons, in any such case to a greater extent than is permitted on such effective date, the references in this
Article IV to "California Law" shall to that extent be deemed to refer to California Law as so amended.

     3. The foregoing amendment and restatement of the Articles of Incorporation has been duly approved by the Board of Directors of this corporation.

     4. The foregoing amendment and restatement of the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with
Section 902 of the California Corporations Code. The total number of outstanding shares of the corporation is 3,429,839 shares of Common Stock, 1,433,333 shares of Series AA Preferred Stock and 12,383 shares of Series BB Preferred Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50% of the outstanding shares of Common Stock and more than 50% of the outstanding shares of Preferred Stock each voting as a separate class.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in the foregoing certificate are true and correct of our knowledge.


EXECUTED at _____________________________ on _____________, 1999.



                                      __________________________________________
                                      William P. Horgan, Chief Executive Officer



                                      __________________________________________
                                      Greg Fredrick, Assistant Secretary